                              PRUDENTIAL MUNICIPAL
                                  SERIES FUND
                         -----------------------------

                  (MASSACHUSETTS SERIES, NORTH CAROLINA SERIES
                                AND OHIO SERIES)

                       Supplement Dated November 3, 2000
                       Prospectus Dated November 3, 2000

  The Board of Trustees of Prudential Municipal Series Fund (the Fund) has recently approved a proposal to exchange the assets and liabilities of Massachusetts Series, North Carolina Series and Ohio Series (each individually, a Series, and collectively, the Series) of the Fund for shares of Prudential National Municipals Funds, Inc. (National Municipals Fund). Class A, B and C shares of the Series would be exchanged at net asset value for Class A shares of equivalent value of National Municipals Fund. Class Z shares of Massachusetts Series would be exchanged at net asset value for Class Z shares of equivalent value of National Municipals Fund.

  The transfer has been approved by the Trustees of the Fund and by the Board of Directors of National Municipals Fund and is subject to approval by the shareholders of the Series. The shareholders' meeting with respect to each Series is scheduled to occur on December 7, 2000. A proxy statement/prospectus relating to the transactions is being mailed to each Series' shareholders with this supplement.

  The Fund no longer accepts orders to purchase or exchange into its shares of any class of any Series, except for (1) certain Retirement and Employee Plans (excluding IRA accounts) that are currently shareholders, and successor or related programs and plans, (2) investors who have executed a Letter of Intent prior to August 24, 2000, (3) shareholders who have elected to reinvest dividends and/or distributions, (4) purchases made by former shareholders in connection with the 90-day repurchase privilege and (5) current shareholders participating in automatic investment plans. The current exchange privilege of obtaining shares of other

MF2000C8

Prudential Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

  The investment objective of National Municipals Fund is to seek a high level of current income that is exempt from federal income taxes.

                              PRUDENTIAL MUNICIPAL
                                  SERIES FUND
                         -----------------------------

                      (CONNECTICUT MONEY MARKET SERIES AND
                       MASSACHUSETTS MONEY MARKET SERIES)

                       Supplement Dated November 3, 2000
                       Prospectus Dated November 3, 2000

  The Board of Trustees of Prudential Municipal Series Fund (the Fund) has approved a proposal to exchange the assets and liabilities of each of the Connecticut Money Market Series and Massachusetts Money Market Series (each individually, a Series, and collectively, the Series) of the Fund for shares of Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund). Shares of each Series would be exchanged at net asset value for Class A shares of equivalent value of Tax-Free Money Fund.

  The transfer has been approved with respect to each Series by the Trustees of the Fund and by the Board of Directors of Tax-Free Money Fund and is subject to approval by the shareholders of each Series. The shareholders' meeting with respect to each Series is anticipated to be rescheduled from its previous date of December 2000. The new date that a proxy statement/prospectus relating to the transactions will be mailed to each Series' shareholders is anticipated to be determined by the Board of Trustees of the Fund at their next regularly scheduled Board Meeting in November, 2000.

  Under the terms of the proposal, shareholders of the Series would become shareholders of Tax-Free Money Fund. Due to the nature of each Series, the Tax-Free Money Fund and their respective portfolios, it is unclear whether the proposed transfers will qualify as tax-free reorganizations for federal tax purposes. However, it is anticipated that there will be no significant federal tax consequences to either Series' shareholders as a result of the proposed transfers. No sales charges would be imposed on the proposed transfers.

MF2000C9

  As of August 24, 2000, the Fund no longer accepts orders to purchase or exchange into shares of any class, except for (1) shareholders who have elected to reinvest dividends and/or distributions, (2) current shareholders participating in automatic investment plans and (3) purchases made through the Autosweep or Advantage Account Program or any other money market sweep program. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights will remain in effect until the transactions are consummated.

  The investment objective of Tax-Free Money Fund is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital.

                            PRUDENTIAL MUTUAL FUNDS
                         -----------------------------

                       Supplement Dated November 3, 2000

  The following information supplements the Prospectus of each of the Funds listed below.

SPECIAL MEETING OF SHAREHOLDERS
  On August 22, 2000, the Board of Trustees approved the proposals summarized below. The proposals will be submitted for approval by shareholders of the Funds (or their respective series) at a Special Meeting of Shareholders which is currently anticipated to be held in the first half of 2001.

ELECTION OF TRUSTEES
  ALL FUNDS. The Board of Trustees approved a proposal to elect Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Thomas T. Mooney, Stephen P. Munn, David R. Odenath, Jr., Richard A. Redeker, John R. Strangfeld, Jr., Nancy H. Teeters and Louis A. Weil, as Trustees of each of the Funds.

HOW THE FUND IS MANAGED--MANAGER
  ALL FUNDS. Prudential Investments Fund Management LLC (PIFM or the Manager) manages each Fund's investment operations and is responsible for supervising the Fund's subadviser, The Prudential Investment Corporation (Prudential Investments). The Board of Trustees of each Fund approved an amendment to the management contract with PIFM to provide PIFM with flexibility to select additional investment advisers and allocate Fund assets to them for management. Specifically, if shareholders approve the amended management contract, PIFM will have the authority (1) to hire one or more additional investment advisers for a Fund, subject to Board approval, and (2) to allocate and reallocate Fund assets among such advisers and Prudential Investments.

MF2000C10

  The Board also considered an amendment to the investment advisory contract with Prudential Investments, which will be submitted to shareholders for their approval. The proposed amendment provides that PIFM may increase or decrease, without limitation, the allocation of Fund assets under the management of Prudential Investments, and that Prudential Investments will be compensated only with respect to assets allocated to its management.

  The proposal to allow the Fund to employ other investment advisers without a shareholder vote is subject to certain conditions. The first condition is that Fund shareholders must approve this grant of authority to the Board of Trustees. Second, this proposal may be implemented only if the Fund is permitted to rely on an exemptive order previously issued by the Securities and Exchange Commission or receives a new exemptive order authorizing the arrangement.

  Subject to satisfaction of these two conditions, which cannot be assured, the Manager would be permitted, with Board approval but without further shareholder approval, to employ new investment advisers for a Fund, change the terms of a Fund's investment advisory agreements or enter into new investment advisory agreements with existing advisers. Shareholders would be notified of any changes in advisers or of any material amendments to advisory agreements. Shareholders of a Fund would continue to have the right to terminate an investment advisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of the Fund.

BORROWING
  ALL FUNDS. If approved by shareholders, each applicable Fund's investment restriction regarding borrowing would be modified to allow borrowing of up to 33 1/3% of a Fund's total assets and to delete the requirement that such borrowing can be made only from banks.

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES
  ALL FUNDS. If approved by shareholders, each applicable Fund's investment restriction regarding the purchase of shares of investment companies would be modified to permit each Fund to invest in the shares of other registered investment companies as permitted under applicable law or by an order of the Commission. To the extent that a Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.

SECURITIES LENDING
  ALL FUNDS. If approved by shareholders, each applicable Fund's investment restriction regarding securities lending would be modified to permit each Fund to make loans of portfolio securities in amounts up to 33 1/3% of the Fund's total assets and as permitted by an order of the Commission.

OTHER MATTERS
  Shareholders of Connecticut Money Market Series, Massachusetts Series, Massachusetts Money Market Series, North Carolina Series and Ohio Series, each a series of Prudential Municipal Series Fund, are expected to vote on a proposal to merge their Series into another Prudential mutual fund prior to the shareholder meetings described above. If shareholders of these Series do not approve the proposed merger, shareholders of those Series will likely be solicited to vote on the matters described above under "SPECIAL MEETING OF SHAREHOLDERS".

  Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectus to which this Supplement relates.

NAME OF FUND                              PROSPECTUS DATE
----------------------------------------  --------------------
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
 California Series                        November 3, 2000
  California Income Series                November 3, 2000
  California Money Market Series          November 3, 2000
PRUDENTIAL MUNICIPAL SERIES FUND
  Connecticut Money Market Series         November 3, 2000
  Florida Series                          November 3, 2000
  Massachusetts Series                    November 3, 2000
  Massachusetts Money Market Series       November 3, 2000
  New Jersey Series                       November 3, 2000
  New Jersey Money Market Series          November 3, 2000
  New York Series                         November 3, 2000
  New York Money Market Series            November 3, 2000
  North Carolina Series                   November 3, 2000
  Ohio Series                             November 3, 2000
  Pennsylvania Series                     November 3, 2000